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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549






                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 1997


                             THE PRICE REIT, INC.
            (Exact Name of Registrant as Specified in its Charter)

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
              MARYLAND                  1-13432                      52-1746059
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
           Incorporation)

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                7979 IVANHOE AVENUE                             92037
                LA JOLLA, CALIFORNIA                         (Zip Code)
        (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (619) 551-2320


                                     NONE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        On November 25, 1996 The Price REIT, Inc. (the "Company") filed a registration statement (File No. 333-16787) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $175,000,000 in securities of the Company (the "Registration Statement"). On December 23, 1996, the Commission declared the Registration Statement, as amended by Amendment No. 1, effective.

        The Company filed on June 17, 1997 a Prospectus Supplement, dated
June 13, 1997, relating to the issuance and sale of up to $50,000,000 principal amount of 7-1/8% Senior Notes due 2004 (the "Prospectus Supplement"), with the Commission. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.


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        The following exhibits are filed with this report on Form 8-K.

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        Exhibit No.             Description
        -----------             -----------

        1.1             Purchase Agreement among the Company, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated dated June 13, 1997, with respect to the issuance and sale by the Company of up to $50,000,000 aggregate principal amount of 7-1/8% Senior Notes due 2004.

        4.1             Resolutions of the Board of Directors establishing the terms of the Senior Notes.

        5.1             Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the Senior Notes.

        5.2             Opinion of Gibson, Dunn & Crutcher LLP regarding the Senior Notes.

        8.1             Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

        23.1            Consent of Ballard Spahr Andrews and Ingersoll (included as part of Exhibit 5.1).

        23.2            Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibits 5.2 and 8.1).


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PRICE REIT, INC.




Date: June 17, 1997                     By: /s/ George M. Jezek
                                           -----------------------------------
                                           George M. Jezek
                                           Chief Financial Officer






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                                 EXHIBIT INDEX
                                 -------------

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
Exhibit No.             Description
----------              ----------
 1.1                    Purchase Agreement among the Company, Merrill Lynch &
                        Co. and Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated dated June 13, 1997, with respect to the issuance and sale by the Company of up to $50,000,000 of 7-1/8% Senior Notes due 2004.

 4.1 Resolutions of the Board of Directors establishing the terms of the Senior Notes.

 5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the Senior Notes.

 5.2                    Opinion of Gibson, Dunn & Crutcher LLP regarding the
                        Senior Notes.

 8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

23.1 Consent of Ballard Spahr Andrews & Ingersoll (included as part of Exhibit 5.1).

23.2 Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibits 5.2 and 8.1).
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